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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  April 17, 1995



                         ADVANCED MICRO DEVICES, INC.
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            (Exact name of registrant as specified in its charter)


                DELAWARE                    1-7882           94-1692300
   -------------------------------------  -----------    ------------------
        (State or other jurisdiction      (Commission    (I.R.S. Employer
             of incorporation)            File Number)   Identification No.)


               One AMD Place,
               P.O. Box 3453
           Sunnyvale, California                             94088-3453
   --------------------------------------                ------------------
   (address of principal executive office)                   (Zip Code)



   Registrant's telephone number,
       including area code:                              (408) 732-2400


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Item 5.  Other Events.
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     On April 17, 1995, the Board of Directors of Advanced Micro Devices, Inc.
(the "Company") acting through its Stockholder Rights Committee, ordered the redemption of the Company's preferred stock purchase rights (the "Rights"), issued in February 1990 to holders of the Company's Common Stock, to occur on May 3, 1995. The redemption price of $.01 per Right will be payable on May 24, 1995 to holders of the Company's Common Stock as of May 3, 1995.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANCED MICRO DEVICES, INC.
                                               (Registrant)



Date:  April 19, 1995                  By:  /s/ Marvin D. Burkett
                                           -------------------------------------
                                            Marvin D. Burkett
                                            Senior Vice President,
                                            Chief Financial and
                                            Administrative Officer and Treasurer

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